Investments and prepaid gold interests	12 Months Ended
Dec. 31, 2023
Investments and prepaid gold interests
Investments and prepaid gold interests

11. Investments and prepaid gold interests

As at December 31	2023	2022
Prepaid gold interests – Auramet	$40,248	$—
Investments[1]	6,248	5,372
Prepaid gold interests – Steppe Gold	—	4,534
Total investments and prepaid gold interests	46,496	9,906
Current portion	13,947	9,906
Non-current portion	$32,549	$—

1.	The fair value of the level 1 investments is $4.7 million (2022: $3.0 million) and the fair value of the level 3 investments is $1.6 million (2022: $2.3 million). Refer to Note 25 for additional details.

Investments comprise equity interests and warrants in publicly traded and private companies and have been recorded at fair value. The fair value of public equity investments is classified as level 1 of the fair value hierarchy, as the main valuation inputs used are quoted prices in active markets. The fair value of private equity investments is classified as level 3, as the relevant observable inputs are not available.

On September 26, 2022, the Company entered into an agreement with Steppe Gold to acquire a prepaid gold interest. The Company made a cash payment of $4.8 million to acquire the prepaid gold interest in exchange for delivery of 3,000 ounces of gold. The Steppe Gold Prepaid Gold Interest was accounted for as a financial asset at fair value through profit or loss and fair value was calculated based on the LBMA PM fix on the last trading day of the reporting period. The final delivery was made in May 2023.

On January 19, 2023, as part of the Maverix acquisition, the Company acquired a prepaid gold interest with Auramet. The contract requires Auramet to deliver 1,250 ounces of gold to Triple Flag per quarter. Triple Flag is required to make ongoing cash payments equal to 16% of the spot gold price for each gold ounce delivered. On September 27, 2031 and after 50,000 ounces of gold have been delivered, Auramet shall have the option to terminate the prepaid interest agreement for a cash payment of $5 million less certain cash flows related to the gold deliveries. The Auramet Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss. The remaining contractual ounces to be delivered as of December 31, 2023 are 37,500 ounces of gold. The prepaid interest is classified as level 2 of the fair value hierarchy.

For the year ended December 31, 2023, the Company recognized a gain of $1.5 million (2022: $4.0 million loss) as a result of changes in fair value of investments and prepaid gold interest.